Exhibit 99.2
Consent of Independent Registered Public Accounting Firm
Healthcare Realty Trust Incorporated
Nashville, Tennessee
We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-150884 and No. 033-79452) and Form S-8 (No. 333-145184 and No. 033-97240) of Healthcare Realty Trust Incorporated of our report dated December 28, 2010, relating to the Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2009 for the Frisco Properties which appear in this Form 8-K.
/s/ BDO USA, LLP
Nashville, Tennessee
January 10, 2011

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